ADDENDUM NUMBER ONE TO
STANDARD SUBLEASE

This is Addendum Number One to the STANDARD SUBLEASE, dated July 21,2008  by and between Worldwide L.P. (“Sublessor”) and All American Pet Company Inc. (“Sublessee”) for the real property located at 9601 Wilshire Blvd., Suite M200, Beverly Hills, CA 90210 (“Premises”).

12.     PREMISES:     9601 Wilshire Blvd., Suite M200 office space consisting of approximately 1,458 square feet (the “Office Space”).  Suite M200 is a separate isolated office suite;
      Suite M200 was an expansion space added through a First Amendment to
      Office Lease (dated November 16, 2006), the original Office Lease (dated
      August 24, 2006) for Suite M100 (9,804 s.f.) is not included in this Sublease.
      Therefore this Sublease shall be a partial sublease of the 11,262 s.f. inclusive in the Master Lease.

13.     BASE RENT SCHEDULE: (Supplement to Paragraph 1.5)
           8/1/08-1/31/09:   $6,500.48/mo. ($4.45/s.f., includes CAM & BH Lic. Fee)*
           2/1/09-1/31/10:   $6,746.12/mo. ($4.62/s.f., plus new CAM & adj. BH Lic. Fee)
           2/1/10-1/31/11:   $7,001.59/mo. ($4.80/ s.f., plus new CAM & adj. BH Lic. Fee)
           2/1/11-9/30/11:   $7,267.28/mo. ($4.98/ s.f., plus new CAM & adj. BH Lic. Fee).

          *The initial base rent is $6,141.10 ($4.21/s.f./mo.).  Added to the base rent are the following charges:
            2007 BH City Lic. Fee is $145/mo. 2007 CAM $54/mo. and the installment purchase of M200 furniture (Agreed Value $6,000) $160.38/mo. Provided the Sublessee completes all sublease rent payments, Sublessor shall deliver a “Bill of Sale” transferring ownership of the furniture after
            Sublessor’s receipt of the last rent payment. The aggregate initial monthly rent is $6,500.48
            ($4.45/s.f./mo.).

14.      PARKING:  Sublessee shall be obligated to purchase four (4) unreserved parking permits on a monthly basis at the prevailing monthly parking rate (current rate is $160/space/mo.-P3 Level).
            Monthly payments for the parking permits shall be paid directly to the building’s contracted parking company.

15.      CORPORATE RESOLUTION
            Prior to the execution of the lease, Sublessee shall provide a Corporate Resolution authorizing the
            Sublessee to Sublease the designated Premises and confirming the authorization of the Corporate
            Officers to execute the Lease on behalf of the Sublessee’s corporation and undertake the obligations herein.

IN WITNESS HEREOF, the Parties hereto have executed this Addendum Number One as of the date first written below.

SUBLESSEE:                                                                           SUBLESSOR:
All American Pet Company, Inc.                                                                                     Worldwide L.P.

By: /S/ Lisa Bershan                                                      By:/S/ Robert Pritchard
     Lisa Bershan                     Date                                                                                           Robert Pritchard                  Date
     Its President                                                                                 Its CEO
      Worldwide Real Estate Inc. – General Partner

By: /S/ Barry Schwartz
     Barry Schwartz                 Date
     Its CEO